                  INDEPENDENCE SQUARE INCOME SECURITIES, INC.

Robert R. Fortune
Chairman and President                                          February 5, 1999

Dear Shareholder:

     I am pleased to enclose the Annual Report of Independence Square Income Securities, Inc. for the year ended December 31, 1998.

     Our Fund earned $1.30 per share from net investment income in 1998 compared to $1.36 per share in 1997. In recent years, several higher coupon bonds were called and the proceeds reinvested at a lower coupon. As the Adviser's Letter indicates, purchases of higher yielding non-investment grade bonds were made in 1998 to enhance earnings.

     Dividends from net investment income declared in 1998 amounted to $1.32 per share, compared to $1.38 per share in 1997. In addition, a long-term capital gain distribution of $.0917 per share was declared in 1998 and paid in January 1999. The gains on securities were realized as bond prices increased due to the continued decline in interest rates. The amounts taxable in 1998 include the $0.11 per share regular dividend and the $0.0917 per share capital gain distribution received by you in January 1999.

     The accompanying Investment Adviser's Report provides a comparison of our Fund's performance to key indexes and other closed-end bond funds on a total return basis.

                                              Yours sincerely,

                                            /s/ Robert R. Fortune
                                              Robert R. Fortune

                          INVESTMENT ADVISER'S REPORT
     The Fund emphasized adding non-investment grade (or "high yield") corporate bonds during 1998 to enhance the portfolio's income earning capability. The high yield sector experienced significant price weakness between August and October, which was driven by a credit panic precipitated by the Russian default and hedge fund de-leveraging, but provided the Fund an opportunity to add bonds at attractive prices. For the year, the Fund underperformed the Lehman Corporate Index but outperformed its Lipper peer group average. Investment returns are shown in the table below:

                                                            TOTAL RETURNS AS OF DECEMBER 31, 1998:
                                                                                    ANNUALIZED
                                                                           -----------------------------
                                                      QUARTER    1 YEAR    2 YEARS    3 YEARS    5 YEARS
                                                      -------    ------    -------    -------    -------
Independence Square Income Securities*..............   1.34%     7.34%      9.28%      7.08%      7.58%
Lehman Corporate Index..............................   0.60%     8.57%      9.40%      7.32%      7.74%
Lipper Investment Grade Funds Avg...................   0.81%     6.66%      8.91%      7.37%      7.45%
  ISIS Rank.........................................    7/16      5/16       7/16      10/16       7/16
  ISIS Percentile...................................      42        30         42         59         42

---------------
Source:  Lipper Analytical Services, Inc.

* The cumulative total returns are based on the net asset values on the first and last day of the periods presented and assume (i) no payment of any sales load or commissions and (ii) reinvestment of dividends and distributions at the net asset value next determined after each ex-dividend date in the period.

     The U.S. economy in 1998 was a study in contrast, as economic growth boomed but inflation declined, which is an unusual combination. This is a result of the high investment spending undertaken by businesses and very strong consumer-driven retail sales and housing activity. Both these phenomena have been fueled by record equity market gains, which calls into question the sustainability of this growth. U.S. Treasury yields fell dramatically during the year, as demand for those securities rose due to the flight-to-quality between August and October and a net reduction in Treasury supply. For example, the yield of the 10-year Treasury posted a net decline of 109 basis points (1.09%), beginning 1998 at 5.74% and ending the year at 4.65%. Not surprisingly, both investment grade and non-investment grade corporate bonds underperformed Treasuries during the reporting period, as investors favored government issues and shunned credit risk.

     Interest rates decreased dramatically across the yield curve as indicated in the table below:

                                                              12/31/97    12/31/98    CHANGE
                                                              --------    --------    ------
2-year Treasury Note........................................   5.64%       4.53%      -1.11%
5-year Treasury Note........................................   5.71%       4.54%      -1.17%
10-year Treasury Note.......................................   5.74%       4.65%      -1.09%
30-year Treasury Bond.......................................   5.92%       5.09%      -0.83%

     We believe that non-Treasury securities, including corporate bonds, are currently attractively valued and offer historically high yield premiums. Even though we expect economic growth to slow during 1999 from its current rate of 3.5% to approximately 2.0%. we expect that corporate bonds will post strong performance versus Treasuries.

February 1, 1999                  BLACKROCK INSTITUTIONAL MANAGEMENT CORPORATION

                  INDEPENDENCE SQUARE INCOME SECURITIES, INC.
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1998

PRINCIPAL
  AMOUNT                                                                          COST           VALUE
----------                                                                     -----------    -----------
                 U.S. AGENCY OBLIGATIONS 8.0%
$1,680,000       Federal Home Loan Mortgage Corp., 4.70%, 01/04/99...........  $ 1,679,342    $ 1,679,342
   900,000       Federal National Mortgage Association, 7.50%, 8/01/2006.....      931,235        942,269
                                                                               -----------    -----------
                 TOTAL U.S. AGENCY OBLIGATIONS...............................    2,610,577      2,621,611
                                                                               -----------    -----------
                 BONDS AND OTHER DEBT OBLIGATIONS 92.0%
 1,000,000       Ahmanson (H.F.) & Company, 9.875%, 11/15/1999...............      995,465      1,033,099
   500,000       BankAmerica, 9.50%, 4/01/2001...............................      497,265        542,067
   550,000       Calpine Corp., 9.25%, 2/01/2004.............................      555,500        566,500
 1,000,000       Citicorp Capital Sub Notes, 9.75%, 8/01/1999................      983,110      1,024,310
 1,000,000       Cleveland Electric Illuminating, 9.00%, 7/01/2023...........    1,061,810      1,080,000
   850,000       Comcast Cable Communications, 8.375%, 5/01/2007.............      944,324        975,669
 1,000,000       Comerica Bank, 8.375%, 7/15/2024............................      983,750      1,145,747
   300,000       Comerica, Inc., 9.75%, 5/01/1999............................      288,840        303,409
   500,000       Commonwealth Edison Co., 8.625%, 2/01/2022..................      537,500        548,437
 1,000,000       Delta Airlines, Inc., 9.25%, 3/15/2022......................    1,141,490      1,155,737
   500,000       Federal Express, 9.625%, 10/15/2019.........................      551,345        531,779
   500,000       First Chicago NBD Corp., 8.875%, 3/15/2002..................      503,660        547,270
 1,000,000       First Interstate Bancorp., 9.00%, 11/15/2004................    1,000,000      1,030,000
   500,000       First Union Corp., 8.00%, 8/15/2009.........................      498,965        549,506
 1,000,000       Ford Motor Credit Co., 9.14%, 12/30/2014....................      997,660      1,150,080
   500,000       Great Western Financial Senior Notes, 8.60%, 2/01/2002......      494,710        539,028
   300,000       GTE California, Inc., 8.07%, 4/15/2024......................      322,233        329,512
 1,000,000       Gulf States Utilities 8.70%, 4/01/2024......................    1,057,420      1,081,250
   500,000       Harris Bancorp, 9.375%, 6/01/2001...........................      493,285        541,715
   250,000       Horton (D.R.), Inc. Guarantee Notes, 10.00%, 4/15/2006......      257,500        265,000
   500,000       Hydro-Quebec, 8.40%, 1/15/2022..............................      508,395        610,123
 1,000,000       Hydro-Quebec, 8.875%, 3/01/2026.............................    1,195,260      1,279,887
 1,000,000       Jersey Central Power and Light, 8.45%, 3/24/2025............    1,026,150      1,130,400
   800,000       New York State Electric & Gas Corp., 9.875%, 5/01/2020......      793,000        839,000
 1,000,000       News America Holdings, 9.50%, 7/15/2024.....................    1,178,140      1,275,831
                 Nextlink Communications, Inc. Sr. Notes, 12.50%,
 1,000,000       4/15/2006...................................................    1,065,000      1,080,000
     6,369     + Participation in Asset Exchange, 7.00%, 12/01/2020..........        6,369          6,369
   500,000       Penney (J.C.) & Company, 8.25%, 8/15/2022...................      497,445        526,250
                 Sinclair Broadcast Group Sr. Sub. Notes, 10.00%,
   200,000       9/30/2005...................................................      205,250        209,000

                  INDEPENDENCE SQUARE INCOME SECURITIES, INC.
                      SCHEDULE OF INVESTMENTS (CONTINUED)
                               DECEMBER 31, 1998

PRINCIPAL
  AMOUNT                                                                          COST           VALUE
----------                                                                     -----------    -----------
$1,000,000       TCI Communications, 8.75%, 2/15/2023........................  $   957,060    $ 1,127,707
 1,000,000       Texas Utilities Co., 8.875%, 2/01/2022......................    1,029,240      1,123,500
   500,000       Texas Utilities Co., 8.75%, 11/01/2023......................      546,545        568,946
 1,000,000       Time Warner Entertainment, Inc., 8.375%, 7/15/2033..........      990,210      1,234,448
   500,000       Time Warner, Inc. Debentures, 9.150%, 2/01/2023.............      527,845        658,874
 1,000,000       U.S. West, 8.875%, 6/01/2031................................    1,060,720      1,104,294
   450,000       United Air Lines, 9.210%, 1/21/2017.........................      522,329        510,345
 1,000,000       Veritas DGC, Inc., 9.75%, 10/15/2003........................    1,023,750      1,015,000
                 Virginia Electric & Power Corp. Series B, 8.625%,
 1,000,000       10/01/2024..................................................    1,014,120      1,079,813
                                                                               -----------    -----------
                 TOTAL BONDS AND OTHER DEBT OBLIGATIONS......................   28,312,660     30,319,902
                                                                               -----------    -----------
                 TOTAL INVESTMENTS 100.0%....................................  $30,923,237*   $32,941,513
                                                                               ===========    ===========

---------------
+ Non-income producing.
* Aggregate cost for federal income tax purposes at December 31, 1998 was $30,923,237. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows: excess of value over tax cost $2,058,576; excess of tax cost over value ($40,300).

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1998

ASSETS
  Investments, at value (cost -- $30,923,237)...............  $32,941,513
  Cash......................................................       17,640
  Accrued interest receivable...............................      726,705
                                                              -----------
    Total Assets............................................   33,685,858
                                                              -----------
LIABILITIES
  Dividend payable..........................................      367,649
  Investment advisory fees payable..........................      149,786
  Other accrued expenses....................................        8,140
                                                              -----------
    Total Liabilities.......................................      525,575
                                                              -----------
NET ASSETS applicable to 1,822,752 capital shares
  outstanding, $0.10 par value (Authorized 10,000,000
  shares)...................................................  $33,160,283
                                                              ===========
NET ASSET VALUE PER SHARE ($33,160,283 / 1,822,752
  shares)...................................................  $     18.19
                                                              ===========

                See accompanying notes to financial statements.

                  INDEPENDENCE SQUARE INCOME SECURITIES, INC.
                            STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1998

INVESTMENT INCOME
Interest............................  $2,636,453
                                      ----------
Expenses
  Fees
    Investment adviser..............     119,712
    Directors and officers..........      29,501
    Custodian.......................      16,499
    Transfer agent..................      17,500
    Legal and audit.................      44,614
  Taxes(other than income)..........       2,498
  Printing..........................      15,209
  Insurance.........................       1,406
  Miscellaneous.....................       7,813
                                      ----------
         Total expenses.............     254,752
                                      ----------
Net investment income...............  $2,381,701
                                      ==========

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investment
  securities........................  $  167,192
                                      ----------
Unrealized appreciation of
  investments:
  Beginning of year.................   2,183,586
  End of year.......................   2,018,276
                                      ----------
  Decrease in unrealized
    appreciation....................    (165,310)
                                      ----------
  Net realized and unrealized gain
    on investments..................       1,882
                                      ----------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS...................  $2,383,583
                                      ==========

                       STATEMENT OF CHANGES IN NET ASSETS
                            YEARS ENDED DECEMBER 31

                                                                 1998           1997
                                                              -----------    -----------
INCREASE IN NET ASSETS:
  Operations:
    Net investment income...................................  $ 2,381,701    $ 2,470,307
    Net realized gain from security transactions............      167,192        185,346
    Increase(decrease) in unrealized appreciation of
     investments............................................     (165,310)       833,709
                                                              -----------    -----------
      Net increase in net assets resulting from
       operations...........................................    2,383,583      3,489,362
  Dividends to shareholders:
    From net investment income ($1.32 in 1998 and $1.38 in
     1997)..................................................   (2,403,446)    (2,512,305)
    From net realized gains ($.09 in both 1998 and 1997)....     (167,146)      (165,302)
    Net asset value of shares issued in reinvestment of
     dividends (2,241 shares in 1998).......................       40,841             --
                                                              -----------    -----------
      Total increase(decrease) in net assets................     (146,168)       811,755
NET ASSETS
  Beginning of year.........................................   33,306,451     32,494,696
                                                              -----------    -----------
  End of year (including undistributed net investment income
    of $39,021 in 1998 and $60,766 in 1997).................  $33,160,283    $33,306,451
                                                              ===========    ===========

                See accompanying notes to financial statements.

                  INDEPENDENCE SQUARE INCOME SECURITIES, INC.
                              FINANCIAL HIGHLIGHTS
          (FOR A SHARE OF THE FUND OUTSTANDING THROUGHOUT EACH PERIOD)

                                                           YEAR ENDED DECEMBER 31
                                               -----------------------------------------------
                                                1998      1997      1996      1995      1994
                                                ----      ----      ----      ----      ----
PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of Year...........  $ 18.30   $ 17.85   $ 18.77   $ 16.58   $ 18.57
                                               -------   -------   -------   -------   -------
  Net Investment Income......................     1.30      1.36      1.40      1.38      1.38
  Net Gains (Losses) on Securities (realized
     and unrealized).........................       --      0.56     (0.94)     2.19     (1.99)
                                               -------   -------   -------   -------   -------
       Total From Investment Operations......     1.30      1.92      0.46      3.57     (0.61)
                                               -------   -------   -------   -------   -------
LESS DISTRIBUTIONS
  Dividends (from net investment income).....    (1.32)    (1.38)    (1.38)    (1.38)    (1.38)
  Dividends (from net realized gains)........    (0.09)    (0.09)       --        --        --
                                               -------   -------   -------   -------   -------
       Total Distributions...................    (1.41)    (1.47)    (1.38)    (1.38)    (1.38)
                                               -------   -------   -------   -------   -------
Net Asset Value, End of Year.................  $ 18.19   $ 18.30   $ 17.85   $ 18.77   $ 16.58
                                               =======   =======   =======   =======   =======
Per Share Market Value, End of Year..........  $17.875   $ 17.75   $ 16.25   $ 17.25   $ 15.25
                                               =======   =======   =======   =======   =======
Total Investment Return, based on market
  value(1)...................................    7.88%    19.22%     3.72%    22.71%    (4.00%)
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Year (000's)............  $33,160   $33,306   $32,495   $34,163   $30,179
  Ratio of Expenses to Average Net Assets....    0.76%     0.79%     0.68%     0.76%     0.85%
  Ratio of Net Investment Income to Average
     Net Assets..............................    7.11%     7.52%     7.80%     7.64%     7.88%
  Portfolio Turnover Rate....................      10%       20%       33%       22%       28%

------------------

(1) See Note F.

                See accompanying notes to financial statements.

                         NOTES TO FINANCIAL STATEMENTS

A. Independence Square Income Securities, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management investment company. Significant accounting policies are as follows: Investments are carried at value in the accompanying financial statements (See Note D). Security transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Premiums and discounts on bonds held for investment are not amortized for financial reporting or federal income tax purposes. For federal income tax purposes, discounts on original issue bonds are amortized over the life of the issue. No provision is made for federal taxes as it is the Fund's policy to continue to qualify as a regulated investment company and to make the requisite distribution of taxable income to its shareholders which will relieve it from all or substantially all federal income and excise taxes. Dividends payable are recorded on the ex-dividend and record date. Interest income is recorded on an accrual basis.

    The preparation of financial statements in conformity with generally accepted principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

B. Under Agreements among the Fund, PNC Bank, National Association (PNC Bank), and BlackRock Institutional Management Corporation ("BIMC", formerly known as PNC Institutional Management Corporation), an indirect majority-owned subsidiary of PNC Bank, BIMC manages the Fund's portfolio and serves as its administrative agent. The Fund pays BIMC, as investment adviser, an annual fee of .20% of the Fund's average net assets and 2% of the Fund's gross income.

    BIMC has agreed to reimburse the Fund to the extent that the aggregate expenses borne by the Fund in any fiscal year, exclusive of brokerage commissions, interest and taxes, exceed 1 1/2% of average net assets up to $30,000,000 and 1% of any excess. No such fee reimbursement was necessary during the year ended December 31, 1998.

C. Purchases and sales of investment securities other than short term obligations for the year ended December 31, 1998 were $4,048,586 and $3,128,384, respectively.

D. Values for securities listed on a national securities exchange are based on the latest quoted sale prices on December 31, 1998. Securities not so listed or not traded on that date are valued at their most recent quoted bid prices or at prices determined by investment bankers or brokers. Short-term obligations are valued at amortized cost which approximates market value.

E.  At December 31, 1998, net assets consisted of:

Paid-in capital.............................................  $31,102,858
Undistributed net investment income.........................       39,021
Accumulated net realized gain on investments................          128
Net unrealized appreciation of investments..................    2,018,276
                                                              -----------
Total.......................................................  $33,160,283
                                                              ===========

F. The "Total Investment Return" is based on a purchase (or sale) at the market price on the first (or last) day of the period assuming (i) no payment of any sales load or commissions and (ii) reinvestment of dividends and distributions at prices obtained by the Fund's Automatic Dividend Investment Plan.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors of Independence Square Income Securities, Inc.:

     In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets, and the financial highlights present fairly, in all material respects, the financial position of Independence Square Income Securities, Inc. (the "Fund") at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

2400 Eleven Penn Center
Philadelphia, Pennsylvania
January 22, 1999

                  INDEPENDENCE SQUARE INCOME SECURITIES, INC.

                 SUMMARY OF THE FUND'S DIVIDEND INVESTMENT PLAN

     The Fund has an Automatic Dividend Investment Plan which permits participating shareholders to receive income dividends and capital gain distributions ("Distributions") in additional shares of the Fund's Common Stock. A shareholder may elect to participate in the Plan by completing an Authorization Form. Under the Plan, the number of shares allocated to a shareholder's account in the Plan is determined generally as follows: (i) if the net asset value ("NAV") per share on the Determination Date is higher than the market value per share, shares are purchased on the open market and allocated to each Participant based on the average cost per share, including brokerage commissions; and (ii) if the NAV per share on the Determination Date is equal to or lower than the market price, shares are issued by the company based on NAV on the Payment Date, subject to certain adjustments. Shareholders will receive confirmations of Distributions transactions. Distributions of dividend income and capital gain are treated as being realized for tax purposes, even though received in additional shares of Common Stock rather than cash. The Fund presently pays the costs of participating in the Plan other than brokerage commissions, although Participants may be charged for extra services requested by them in connection with the Plan. The Plan may be modified at any time by the Fund upon 30-days' prior notice to shareholders. Participants may terminate participation in the Plan at any time on 15-days' prior notice, and will receive certificates for shares held in their accounts and cash for any fractional share. Additional information about the Automatic Dividend Investment Plan and an Authorization Form may be obtained by writing: Wilmington Trust Company, Rodney Square North, Wilmington, Delaware 19890, Attention: Corporate Trust Department.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

--------------------------------------------------------------------------------

                                                                INDEPENDENCE
 INDEPENDENCE SQUARE INCOME SECURITIES, INC.                          SQUARE
           One Aldwyn Center                                          INCOME
          Villanova, PA 19085                                    SECURITIES,
             (610) 964-8882                                             INC.

            BOARD OF DIRECTORS
  ROBERT R. FORTUNE      G. WILLING PEPPER
LANGHORNE B. SMITH   DAVID R. WILMERDING, JR.

                 OFFICERS
  ROBERT R. FORTUNE, Chairman and President
EDWARD J. ROACH, Vice President and Treasurer
       GARY M. GARDNER, Secretary

           INVESTMENT ADVISER
        BLACKROCK INSTITUTIONAL
         MANAGEMENT CORPORATION
          400 Bellevue Parkway
          Wilmington, DE 19809

             TRANSFER AGENT
             PNC BANK, N.A.
             c/o PFPC INC.
             P.O. Box 8950
          Wilmington, DE 19899
             (800) 852-4750

       (302) 791-2748 (Delaware)
                                                               Annual Report
                                                             to Shareholders
                                                           December 31, 1998

--------------------------------------------------------------------------------